UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 2004

IMPERIAL OIL LIMITED

(Exact name of registrant as specified in its charter)

Canada	0-12014	98-0017682

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 St. Clair Avenue West Toronto, Ont., Canada	M5W 1K3

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 567-3776

(Former name or former address, if changed since last report)

     ITEM 12. Results of Operations and Financial Condition.

     On January 27, 2004, Imperial Oil Limited (the “Company”) by means of a press release disclosed information relating to the Company’s financial condition and results of operations for the fiscal quarter ended December 31, 2003. A copy of the press release is attached as Exhibit 99.1 to this report.

2

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMPERIAL OIL LIMITED

Date: January 30, 2004	/s/ Paul A. Smith

	Name:	Paul A. Smith
	Title:	Controller and Senior Vice- President, Finance and Administration

Date: January 30, 2004	/s/ John Zych

	Name:	John Zych
	Title:	Corporate Secretary

3

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press release of the Company on January 27, 2004 disclosing information relating to the Company’s financial condition and results of operations for the fiscal quarter ended December 31, 2003

4